UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2020

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

The Equity Line

On March 12, 2020 (the “Execution Date”), Simplicity Esports and Gaming Company (the “Company”) entered into an Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with Triton Funds LP (“Selling Stockholder”), dated as of March 11, 2020, pursuant to which, upon the terms and subject to the conditions thereof, the Selling Stockholder is committed to purchase shares of the Company’s common stock (the “Put Shares”) at an aggregate price of up to $500,000 (the “Maximum Commitment Amount”) over the course of the commitment period (the “Equity Line”). In connection with the execution of the Common Stock Purchase Agreement, the Company agreed to issue, and issued on March 11, 2020, 5,000 shares of the Company’s common stock (the “Donation Shares”) to Selling Stockholder as a donation.

Pursuant to the terms of the Common Stock Purchase Agreement, the commitment period will commence upon the effective date of the Common Stock Purchase Agreement and will end on the earlier of (i) the date on which the Selling Stockholder has purchased common stock from the Company pursuant to the Common Stock Purchase Agreement (“Put Shares”) equal to the Maximum Commitment Amount, and (ii) December 31, 2020.

Subject to the terms and conditions set forth in the Common Stock Purchase Agreement, the Company is obligated to sell to the Selling Stockholder, and the Selling Stockholder is obligated to purchase from the Company, a number of Put Shares having an aggregate purchase price of $500,000. From time to time over the term of the Common Stock Purchase Agreement, commencing on the date on which a registration statement registering the Put Shares (the “Registration Statement”) becomes effective, subject to the limitations discussed below and contained in the Common Stock Purchase Agreement, the Company is obligated to provide the Selling Stockholder with a put notice (each a “Put Notice”) to purchase a specified number of the Put Shares (each a “Put Amount Requested”).

On the third business day (“Closing Date”) following notification by the Selling Stockholder that the Put Shares have been received in its custodial account following the delivery of a Put Notice to the Selling stockholder, the Selling Stockholder will deliver the Put Amount to the Company via wire transfer (“Closing”). The actual amount of proceeds the Company receives pursuant to each Put Notice (each, the “Put Amount”) is to be determined by multiplying the Put Amount Requested by the applicable purchase price as determined on the Closing Date. The purchase price for each of the Put Shares equals 90% of the lowest daily volume weighted average price of the Company’s common stock during the five (5) trading days immediately prior to the Closing Date.

In order to deliver a Put Notice, certain conditions set forth in the Common Stock Purchase Agreement must be met, as provided therein. Under the terms of the Common Stock Purchase Agreement, the Company may not deliver a Put Notice to the Selling Stockholder until the Closing pursuant to any prior Put Notice has been completed. In addition, the Selling Stockholder is not entitled to purchase that number of Put Shares, which when added to the sum of the number of shares of Company common stock beneficially owned by the Selling Stockholder, would exceed 9.99% of the number of shares of the Company’s common stock outstanding on the Closing.

The Common Stock Purchase Agreement contains customary representations and warranties and indemnification provisions.

The foregoing description of the Common Stock Purchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Common Stock Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Registration Rights Agreement

On the Execution Date, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Selling Stockholder pursuant to which the Company is obligated to file the Registration Statement to register the resale of the Put Shares. Pursuant to the Registration Rights Agreement, the Company must (i) file the Registration Statement within 30 calendar days from the Execution Date, (ii) use reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), within thirty (30) calendar days, but no more than ninety (90) calendar days after the Company has filed the Registration Statement, and (iii) use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until all of the Put Shares have been sold thereunder or the Selling Stockholder has no obligation to acquire any additional shares of Company common stock under the Common Stock Purchase Agreement.

The Registration Rights Agreement contains customary indemnification provisions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete terms and conditions of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 7.01.	Regulation FD Disclosure.

On March 18, 2020, the Company issued a press release relating to the $500,000 investment from the Selling Stockholder. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in any website is not a part of this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Common Stock Purchase Agreement dated March 11, 2020 and entered into on March 12, 2020 by and between the registrant and Triton Funds LP.
10.2	Registration Rights Agreement dated March 11, 2020 and entered into on March 12, 2020 by and between the registrant and Triton Funds LP.
99.1	Press release issued by the registrant on March 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: March 18, 2020	By:	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer